UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2005

SMART ONLINE, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119385	954439334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, Durham, N.C.	27713
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (919) 765-5000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.1 REGULATION FD DISCLOSURE

The following information is intended to be furnished under Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On June 9, 2005 and thereafter, Smart Online is giving presentations that include the slide about conversion rate examples attached as Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference.

Included in the slide are three examples of the revenue and operating income Smart Online believes it could achieve if it is successful in its planned efforts to sell subscriptions to registered users of its website or the websites of its syndication partners. The three examples in the slide show possible financial performance under different scenarios that assume conversion rates of 1% per month, 2% per month and 3% per month for 18 consecutive months. The selection of these percentages does not reflect any determination by Smart Online that any of these monthly conversion rates are more likely to occur than any other conversion rate, including a conversion rate of less than 1%. These examples are being used solely to show the effect different conversion rates may have on Smart Online, if they are achieved. Likewise, the use of 18 months does not apply to any specific 18-month period. Eighteen months was selected solely to show that sustained consistent efforts will be required to achieve substantial growth in the future and that Smart Online does not expect an immediate substantial increase in revenue.

Smart Online cautions investors that the facts and assumptions underlying these three examples will change, and those changes may cause significant positive or negative differences to the results illustrated in the three examples. Many of the facts and assumptions are beyond the control of Smart Online. Smart Online anticipates that there will be differences between the results illustrated in the three examples and Smart Online’s actual results, so investors should not place undue reliance on these three examples.

The process of estimating future conversion rates, revenue and operating income is subjective and is particularly difficult for Smart Online at this stage of Smart Online’s development, because it requires Smart Online to estimate future demand for products which have not been developed and for which there are currently no sales. This lack of historical data causes our examples to have a much greater risk of inaccuracy than projections made by other companies that have a greater amount of historical data on which to base their projections.

The examples were prepared for management’s internal use and were not prepared with a view to compliance with the published guidelines of the Securities and Exchange Commission or the American Institute of Certified Public Accountants regarding projections and forecasts. Smart Online’s independent registered public accounting firm has not assisted with the preparation of, nor have they applied testing procedures to, the examples. Accordingly, the independent registered public accounting firm does not express an opinion or any other form of assurance regarding the examples. Although the examples are presented with numerical specificity, they are based on various estimates and assumptions which may not be released and are inherently subject to significant business, economic and other uncertainties, many of which are beyond the control of Smart Online. Smart Online’s actual results will vary from the examples and such variations are likely to be material, with an increased likelihood of greater variations the further out the period covered by the examples. The examples are, therefore, not representations by Smart Online of its future performance. The release of these examples should not be regarded as an indication that Smart Online considers them to be a reliable prediction of future events, and investors should not rely on them for that purpose.

No Duty to Update

Smart Online does not intend, and assumes no responsibility, to update the examples to reflect actual results or changes in assumptions or other factors that could affect the examples, including changes in the underlying facts and assumptions used to prepare the examples.

Forward Looking Statements and Risk Factors

The examples in the slide contain “forward looking statements” based on information possessed by management of Smart Online on June 9, 2005. These forward looking statements include examples of possible future conversion rates, revenue and operating income.

These examples are not a guaranty of actual financial performance. Actual results are likely to differ materially from the examples contained in the slide, because of many factors, including the “risk factors” contained in the reports we file with the Securities and Exchange Commission, including on Forms 10-K, 10-Q and 8-K. Investors should review these risk factors carefully before making any decision about investing in Smart Online.

Most of the revenue shown in these projections is anticipated to come from sales of subscriptions to small businesses. Smart Online has no historical basis for estimating conversion rates and projections of subscription revenue.

Smart Online believes the greatest risks to achieving the financial results reflected in these examples are associated with the fact that Smart Online is facing many new challenges, which Smart Online has not faced before, particularly those related to charging fees for subscriptions to small businesses to replace Smart Online’s current policy of allowing free use of Smart Online’s products. Therefore, many unknown contingencies are likely to arise that Smart Online currently lacks the experience to predict. The management of Smart Online believes this inexperience presents the greatest risks to Smart Online and investors in Smart Online.

For example, Smart Online has only recently appointed a Vice President to develop a marketing plan and is targeting completing its sales and marketing plan in July 2005. Until that time, Smart Online will be testing and refining its assumptions about sales revenue, including the amount of revenue from subscriptions from small businesses and whether Smart Online’s syndication partners will make substantial efforts to sell, and be effective at selling, subscriptions for Smart Online products. Consequently, until that process has been completed, Smart Online believes it is highly likely that Smart Online will have to revise its estimates as it refines its sales and marketing plan. After Smart Online begins implementing its sales and marketing plan, further changes are likely as Smart Online collects and analyzes sales and customer information. Smart Online expressly disclaims any duty to publicly disclose any changes to the information contained in the slide, even if Smart Online changes its internal estimates.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c )  Exhibits

Exhibit Number	Description

99.1	Slide with conversion rate examples being given at private presentations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART ONLINE, INC.

By: /s/ Scott Whittaker
Name: Scott Whittaker Title: Principal Financial Officer Date: June 9, 2005

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit Number	Description

99.1	Slide with conversion rate examples being given at private presentations

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